Exhibit 99.3

                                  Certification


         This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the quarterly report on Form 10-Q (the "Form 10-Q") for the quarter ended March 31, 2003 of CRIIMI MAE Inc. (the "Issuer").

         I, Cynthia O. Azzara, Chief Financial Officer, certify that to the best of my knowledge:

(i)      the Form 10-Q fully complies with the requirements of Section 13(a) or
         Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.




May 13, 2003                             /s/Cynthia O. Azzara
---------------------------              -------------------------------------
DATE                                     Cynthia O. Azzara
                                         Senior Vice President,
                                         Chief Financial Officer
                                         and Treasurer